Consolidated Statements of Comprehensive Income (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($) shares	Dec. 31, 2018 CNY (¥) shares	Dec. 31, 2017 CNY (¥) shares	Dec. 31, 2016 CNY (¥) shares
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	$ 19,238	¥ 132,272	¥ 0	¥ 0
Other comprehensive income, foreign currency translation adjustment, tax | ¥		0	0	0
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	6,033	41,482	67,393	98,413
Paid services revenues	12,673	87,131	139,149	122,844
Cost of revenues	(4,388)	(30,167)	(57,057)	(29,057)
Sales and marketing expenses	(631)	(4,341)	(748)	(1,277)
General and administrative expenses	$ (1,152)	¥ (7,918)	¥ (6,245)	¥ (260)
Class A ordinary shares
Number of ordinary shares that each ADS represents | shares	8	8	8	8